AMENDMENT NO. 1
TO
ENGINEERING SERVICES & TECHNOLOGY TRANSFER AGREEMENT
NUMBER 0743.01

This Amendment No. 1 to Engineering Services & Technology Transfer Agreement Number 0743.01 (this “Amendment”) is effective as of the last date set forth below, by and between Hoku Materials, Inc., a Delaware corporation (“HOKU”), and Dynamic Engineering, Inc., a Michigan corporation (“DEI”). HOKU and DEI are each a “Party” and together the “Parties” to this Amendment.

RECITALS

Whereas, HOKU and DEI are Parties to that certain Engineering Services & Technology Transfer Agreement Number 0743.01 dated as of October 6, 2007 (the “Engineering Agreement”);

Whereas, the Parties desire to make certain amendments to the Engineering Agreement as hereinafter set forth; and

Whereas, each Party derives a benefit from the amendments set forth herein.

Now therefore, in consideration of the foregoing, and for other good and valuable consideration, the receipt of which is hereby acknowledged by the Parties, the Parties agree to amend the Engineering Agreement as set forth below.

AGREEMENT

1. Definitions. All capitalized terms not otherwise defined are defined in the Engineering Agreement.

2. Amendment of Section 9.3(c) of the Engineering Agreement. The last sentence of Section 9.3(c) of the Engineering Agreement, which currently reads as follows:

“CLIENT further agrees to indemnify and hold DEI harmless from any DAMAGES (as defined above) in excess of said $5,000,000.00 that arise out of this Agreement or DEI’s performance under this Agreement (including claims that DEI acted negligently), whether the DAMAGES arise from claims by CLIENT or any third party.”

is hereby deleted in its entirety.

3. Survival. Except for the amendment specifically set forth above, the terms of the Engineering Agreement shall continue in full force and effect, without amendment.

4. Miscellaneous. The “Miscellaneous” provisions set forth in Article 15 of the Engineering Agreement, including, without limitation, provisions concerning the choice of law and means for dispute resolution between HOKU and DEI, shall apply to this Amendment. Notwithstanding anything to the contrary in the Engineering Agreement, this Amendment, or any other agreement between DEI and HOKU concerning the treatment of confidential information, DEI acknowledges and consents to HOKU filing a copy of this Amendment with the United States Securities Exchange Commission and to otherwise publicly disclose this Amendment.

IN WITNESS WHEREOF, the Parties have executed this Amendment No. 1 to Engineering Services & Technology Transfer Agreement Number 0743.01 as of the date last set forth below.

DEI:

DYNAMIC ENGINEERING, ING.

By: /s/ W. Lee Kennedy________________

Name: W. Lee Kennedy________________

Title: President_______________________
Authorized Signatory

Date: 4-3-08_________________________
HOKU: HOKU MATERIALS, INC. By: /s/ Scott Paul________________ Name: Scott Paul________________ Title: VP Business Development____ Authorized Signatory Date: April 4, 2008_______________